                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported):  October 27, 1998

                           MAXWELL SHOE COMPANY INC.

             (Exact name of registrant as specified in its charter)

         DELAWARE                          0-24026                       04-2599205
(State or Other Jurisdiction        (Commission File Number)          (I.R.S. Employer
 of Incorporation or                                                  Identification No.)
     Organization)


      101 SPRAGUE STREET
         P.O. BOX 37
    READVILLE (BOSTON), MA                             02137
(Address of Principal Executive Offices)             (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (617) 364-5090

                                      NONE

         (Former Name or Former Address, if Changed Since Last Report)

     =====================================================================

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Item 5.  Other Events.

     On October 27, 1998, Maxwell Shoe Company Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing that the Company's Board of Directors had adopted a Stockholder Rights Plan. The plan was not adopted in response to any known effort to acquire the Company but was intended to protect the long-term value of the Company for its stockholders in the event of any unsolicited attempt to acquire the Company.

Item 7.  Financial Statements and Exhibits.

     The following is filed as an exhibit to this Current Report on Form 8-K:

99.1  Press Release of the Registrant dated October 27, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated:  October 27, 1998                       MAXWELL SHOE COMPANY INC.



                                               By:  /s/ James J. Tinagero
                                                  ---------------------
                                               James J. Tinagero
                                               Executive Vice President

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